                                                             Exhibit 10(iii)(41)


                               THE IT GROUP, INC.

                       EXECUTIVE STOCK OWNERSHIP PROGRAM





                          Effective November 17, 1998


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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 INTRODUCTION.....................................................   1

     1.01 Purpose..........................................................   1
     1.02 Effective Date of the Program....................................   1
     1.03 Participation....................................................   1

ARTICLE 2 DEFINITIONS......................................................   1

     2.01 Administrative Committee.........................................   1
     2.02 Applicable Federal Rate..........................................   2
     2.03 Cause............................................................   2
     2.04 Change of Control................................................   2
     2.05 Common Stock.....................................................   2
     2.06 Cumulative Convertible Participating Preferred Stock.............   2
     2.07 Current Market Value.............................................   3
     2.08 Disability Date..................................................   3
     2.09 Fair Market Value................................................   3
     2.10 Loan Period......................................................   3
     2.11 Participant......................................................   3
     2.12 Permanently Disabled.............................................   3
     2.13 Preferred Stock..................................................   4
     2.14 Promissory Note..................................................   4
     2.15 Purchase Date....................................................   4
     2.16 Purchase Loan....................................................   4
     2.17 Required Shares..................................................   4
     2.18 Retirement Date..................................................   4
     2.19 Stock Incentive Plan.............................................   4
     2.20 Termination Date.................................................   5

ARTICLE 3 STOCK OWNERSHIP GUIDELINES.......................................   5

     3.01 Satisfaction of Ownership Guidelines.............................   5
     3.02 Securities Counted for Ownership Guidelines......................   5

ARTICLE 4 AVAILABILITY OF LOANS............................................   5

ARTICLE 5 ELECTION TO PARTICIPATE IN THE PROGRAM; SHARES TO BE
      PURCHASED UNDER THE PROGRAM..........................................   6

     5.01 Election to Participate in the Program...........................   6
     5.02 Shares to be Purchased Under the Program.........................   6

                                       i
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ARTICLE 6 CORRESPONDING STOCK GRANT........................................   6

     6.01 General..........................................................   6
     6.02 Expiration of Vested and Unvested Grants in Certain Instances....   6

ARTICLE 7 LOAN PROVISIONS..................................................   7

     7.01 General..........................................................   7
     7.02 Interest Payments................................................   8
     7.03 Principal Payments...............................................   8
     7.04 Term of Purchase Loan............................................   8
     7.05 Acceleration of Purchase Loan Maturity...........................   8
     7.06 Prepayment of the Purchase Loan..................................   9
     7.07 Event of Default.................................................   9

ARTICLE 8 PROGRAM ADMINISTRATION...........................................   9

ARTICLE 9 CHANGES IN THE OWNERSHIP GUIDELINES OR THE PROGRAM...............   9

ARTICLE 10  MISCELLANEOUS PROVISIONS.......................................  10

     10.01  Not an ERISA Plan..............................................  10
     10.02  Employment Not Guaranteed......................................  10
     10.03  Applicable Law.................................................  10
     10.04  Notice.........................................................  10
     10.05  Prohibition Against Assignment.................................  10
     10.06  No Transfer of Interest........................................  11
     10.07  Amendment or Termination of the Program........................  11
     10.08  Titles and Headings; Gender of Terms...........................  11
     10.09  Severability...................................................  11

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

                                   ARTICLE 1

                                  INTRODUCTION

     1.01 Purpose

     The purpose of the Executive Stock Ownership Program (the "Program") is to provide loans to certain officers of The IT Group, Inc. (the "Company") or its affiliates, who are covered from time to time by and subject to the Stock Ownership Guidelines (respectively, the "Covered Employees" and the "Ownership Guidelines"), in order to assist the Covered Employees in complying with the applicable stock ownership requirements set forth in the Ownership Guidelines herein and to align senior executive and shareholder interests. All loans made pursuant to the Program shall be used by Covered Employees for the purpose of purchasing shares of Common Stock of the Company (the "IT Shares") to comply with the Ownership Guidelines.

     1.02 Effective Date of the Program.

     Both the Ownership Guidelines and the Program are effective as of November 17, 1998 (the "Effective Date"). As of the Effective Date, no termination date has been established for the Ownership Guidelines or the Program.

     1.03 Participation.

     Participation in this Program shall be limited to those Covered Employees who are selected from time to time by the Compensation Committee of the Board of Directors to participate in this Program. The participation in this Program by any such Covered Employee, and the extension of any Purchase Loan to any Covered Employee, shall be governed by the terms of this Program.

                                   ARTICLE 2

                                  DEFINITIONS

     Capitalized terms used in this Program shall have the meanings ascribed to them in this Article 2, except that in the case of any capitalized term not specifically defined in this Article 2, such term shall have the meaning assigned to it in the text of this Program where such term first appears.

     2.01 Administrative Committee.

     "Administrative Committee" shall mean those persons designated by the Company to administer the Program.

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                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================


     2.02 Applicable Federal Rate.

     "Applicable Federal Rate" has the meaning defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended.

     2.03 Cause.

     "Cause" shall mean (a) willful misconduct by Participant resulting in material harm to the Company or an affiliate (including harm to the Company and an affiliate's public reputation), (b) the breach by Participant of any of his covenants contained in any agreement with the Company or an affiliate, (c) Participant's conviction of, or Participant's entering of a guilty plea with respect to, a felony or (d) Participant's misappropriation of corporate funds.

     2.04 Change of Control.

     "Change of Control" shall mean the first to occur of the following events:
(a) any date upon which the directors of the Company who were nominated by the Board of Directors for election as directors and/or were elected by the holders of the Cumulative Convertible Participating Preferred Stock, cease to constitute a majority of the directors of the Company; (b) a reorganization, merger or consolidation of the Company, the consummation of which results in the outstanding securities of any class being exchanged for or converted into cash, property and/or securities not issued by the Company; (c) the acquisition of substantially all of the property and assets of the Company by any person or entity; (d) the dissolution or liquidation of the Company; or (e) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934) of such person or entity, shall have become the beneficial owner (as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company representing 35% or more of the voting power of the Company; provided, however, that the terms "person" and "entity," as used in this clause (e), shall not include (x) the Company, any of its subsidiaries, The Carlyle Group and its Affiliates (y) any employee benefit plan of the Company or any of its subsidiaries, or (z) any entity holding voting securities of the Company for or pursuant to the terms of any such plan.

     2.05 Common Stock.

     "Common Stock" shall mean the Company's common stock, $.01 par value per share.

     2.06 Cumulative Convertible Participating Preferred Stock.

     "Cumulative Convertible Participating Preferred Stock" shall mean the Company's 6% Cumulative Convertible Participating preferred stock, par value $100 per share.

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                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

     2.07 Current Market Value.

     "Current Market Value" shall mean (i) if quotations are available, the closing sale price of the IT Shares on the preceding business day, as appearing in any regularly published reporting or quotation service; or (ii) if there is no closing sale price, any reasonable estimate of the market value of the IT Shares as of the close of business on the preceding business day; or (iii) the total cost to the Participant of the purchase of IT Shares under this Program, which may include commissions.

     2.08 Disability Date.

     "Disability Date" shall mean the date on which an employee would become eligible for long-term disability benefits under the applicable employee long-term disability plan sponsored by the Company or its affiliates.

     2.09 Fair Market Value.

     "Fair Market Value" for any given date (or in the event such date is not a day on which IT Shares are traded, the last business day prior to such date) shall mean the closing sale price of the IT Shares on such the preceding trading date, as reported as the New York Stock Exchange Composite Transactions for such day.

     2.10 Loan Period.

     "Loan Period" shall mean the time period specified in a Promissory Note (as defined below) during which the principal may be outstanding on a Purchase Loan subject to extension by the Company or an affiliate.

     2.11 Participant.

     "Participant" shall mean a Covered Employee who elects to participate in the Program and is currently employed by the Company or an affiliate.

     2.12 Permanently Disabled.

     "Permanently Disabled" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. A Participant shall not be deemed to be Permanently Disabled until proof of the existence thereof shall have been furnished to the Administrative Committee in such form and manner, and at such times, as the Administrative Committee may require. Any determination by the Administrative Committee that the Participant is or is not Permanently Disabled shall be final and binding upon the Company or an affiliate and Participant.

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================


     2.13 Preferred Stock.

     "Preferred Stock" shall mean the 7% Cumulative Convertible Exchangeable preferred stock, par value $100 per share of the Company and the Cumulative Convertible Participating Preferred Stock.

     2.14 Promissory Note.

     "Promissory Note" shall mean a full recourse promissory note evidencing a Purchase Loan, executed by a Participant for the benefit of the Company or an affiliate, a form of which is attached and incorporated by reference.

     2.15 Purchase Date.

     "Purchase Date" shall mean the date on which IT Shares are purchased under the Program.

     2.16 Purchase Loan.

     "Purchase Loan" shall mean the extension of credit by the Company or an affiliate to a Participant for the purpose of financing the purchase of IT Shares, if such purchase is for the purpose of compliance by the Participant, in whole or in part, with the Ownership Guidelines. The Purchase Loan shall be evidenced by the Loan Agreement (as defined below) and the Promissory Note.

     2.17 Required Shares.

     "Required Shares" mean the specified number of IT Shares that a Covered Employee is required to own in order to comply with the stock ownership requirements of the Ownership Guidelines.

     2.18 Retirement Date.

     "Retirement Date" shall mean the last day of a Participant's employment with the Company or any affiliate which also constitutes his or her "Normal Retirement Date" under the IT Corporation Retirement Plan.

     2.19 Stock Incentive Plan.

     "Stock Incentive Plan" shall mean the International Technology Corporation 1996 Stock Incentive Plan, adopted effective November 20, 1996.

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

     2.20 Termination Date.

     "Termination Date" shall mean the last day of a Participant's employment by the Company or any affiliate, other than in the case of retirement on or after his or her Retirement Date, death, or disability of the Participant.

                                   ARTICLE 3

                           STOCK OWNERSHIP GUIDELINES

     3.01 Satisfaction of Ownership Guidelines.

     The Ownership Guidelines require designated employees of the Company or an affiliate to own a specified number of securities of the Company. The level of such Required Shares is calculated according to a schedule based on the base salary of the Covered Employee. A Covered Employee is expected to comply with the applicable stock ownership requirements as set forth by the Compensation Committee of the Board of Directors.

     3.02 Securities Counted for Ownership Guidelines.

     For purposes of determining whether a Covered Employee has achieved the Ownership Guidelines, the following will be counted as Company stock ownership:
(i) shares of Common Stock or Preferred Stock held in the name of the Covered Employee, a family member or a broker's street account held for the benefit of the Covered Employee; (ii) IT Shares owned by the Covered Employee through the IT Employee Stock Purchase Program; (iii) IT shares held in the unitized IT stock fund of the IT Retirement Plan; (iv) unvested restricted stock issued by the Company or an affiliate; (v) shares of Common Stock or Preferred Stock held in an individual retirement account or mutual fund for which the Covered Employee has voting rights; or (vi) shares of Common Stock or Preferred Stock for which the Covered Employee can demonstrate beneficial ownership and voting rights. Notwithstanding the foregoing, unexercised stock options, whether or not vested, shall not count toward the satisfaction of the Ownership Guidelines.

                                   ARTICLE 4

                             AVAILABILITY OF LOANS

     Purchase Loans shall be made available under the Program for the entire period of time during which the Ownership Guidelines are in effect, subject to the Company's or an affiliate's right to interpret, change, amend, modify or terminate the Ownership Guidelines and Program as provided in Article 9 herein. Subject to the approval of the Company or an affiliate, a Participant may obtain more than one Purchase Loan during the term of the Program. Notwithstanding any other provision of this Program, the Company or any affiliate shall not be required to make a Purchase Loan to a Covered Employee if making such Purchase Loan would cause the Company or an affiliate to violate any covenant or other similar provision in any indenture, loan agreement,

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

or other agreement, or cause the Company or an affiliate to violate any applicable federal, state or local law.

                                   ARTICLE 5

              ELECTION TO PARTICIPATE IN THE PROGRAM; SHARES TO BE

                          PURCHASED UNDER THE PROGRAM

     5.01 Election to Participate in the Program.

     All Covered Employees are eligible to become Participants, but they are not obligated, as a condition of employment or for any other purposes, to participate in the Program. A Covered Employee may elect to participate in the Program in order to finance all or a portion of the purchase of IT Shares required to be purchased by the Covered Employee to comply with the Ownership Guidelines. Each Covered Employee who so elects shall notify the Administrative Committee of his or her intention to participate in the Program and to be subject to the terms and provisions of the Program.

     5.02 Shares to be Purchased Under the Program.

     Shares purchased under the Program may be purchased on behalf of the Participant on the open market by a broker selected by the Company or an affiliate. As a condition to receipt of a Purchase Loan and to effectuate the purchase of IT Shares under the Program, each Participant shall be required to execute and deliver to the Administrative Committee a Promissory Note and any other necessary document or form as may be required by law or as prescribed by the Administrative Committee.

                                   ARTICLE 6

                           CORRESPONDING STOCK GRANT

     6.01 General

     For IT Shares purchased under the Program on behalf of a Participant, a grant shall be awarded under the Stock Incentive Plan to such Participant ("Grants"). Grants awarded in the form of an option will have an exercise price at the Fair Market Value on the date of such award. The Grant shall be subject to the performance-based vesting requirements set forth in the grant document or agreement. Grants which do not vest under these performance-based vesting requirements shall fully vest as of a date specified in the grant document or agreement and shall remain exercisable through a date specified in the grant document or agreement.

     6.02 Expiration of Vested and Unvested Grants in Certain Instances

     Notwithstanding the foregoing, upon the occurrence of certain identified events, the vested and unvested Grants shall expire as follows:

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                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

     (i)  Termination of Employment of a Participant.  In the event a
          ------------------------------------------
          Participant's employment is terminated for Cause, all vested and unvested Grants shall expire immediately on the Termination Date. In the event a Participant terminates his or her employment with the Company and all affiliates voluntarily, all vested and unvested Grants shall expire immediately on the Termination Date. In the event a Participant's employment is terminated by the Company or an affiliate involuntarily (other than for Cause), all vested Grants shall expire six (6) months following the Termination Date and any unvested Grants shall be eligible for vesting for six (6) months following the Termination Date. Any Grant which has not vested during such six (6) months following the Termination Date shall expire.

     (ii) Retirement of a Participant.  In the event a Participant's employment
          ---------------------------
          with the Company and all affiliates terminates on or after his or her Retirement Date, all vested Grants shall expire on the second anniversary of the Retirement Date. Any unvested Grants shall be eligible for vesting for twelve (12) months following the Retirement Date. Any Grant which has not vested during such twelve (12) months following the Retirement Date shall expire.

     (iii)  Death or Disability of a Participant.  In the event a Participant
            ------------------------------------
          dies or becomes Permanently Disabled, all vested Grants shall expire at the end of the original term and any unvested Grant shall be eligible for vesting until the end of the original term.

     (iv) Change of Control.  In the event of a Change of Control, all vested
          -----------------
          Grants shall expire at the end of their original term and any unvested Grant shall become immediately vested on the date of such Change of Control and then expire at the end of the original term.

                                   ARTICLE 7

                                LOAN PROVISIONS

     7.01 General

     Subject to approval by the Administrative Committee, the Company or an affiliate shall make available to each Participant a Purchase Loan, with full recourse, and the terms of which shall be governed by a loan agreement ("Loan Agreement") except as set forth herein. The Purchase Loan shall be in an amount of up to one hundred percent (100%) of the Current Market Value of the IT Shares purchased in order to comply with the requirements of the Ownership Guidelines.

     In the event that a Participant receives more than one Purchase Loan, all payments of interest and principal shall be applied to the first Purchase Loan received and, upon full

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

repayment of such Purchase Loan, applied to each additional Purchase Loan in order of receipt by the Participant.

     7.02 Interest Payments

     The Purchase Loan shall bear interest at the Applicable Federal Rate on the commencement of the Loan Period compounded semiannually during the Loan Period and such interest payments shall be due at the end of the Loan Period of such Purchase Loan.

     7.03 Principal Payments

     The principal amount of the Purchase Loan as specified in the Promissory Note shall be due at the end of the Loan Period of such Purchase Loan.

     7.04 Term of Purchase Loan

     The Loan Period shall be for a term set forth in the applicable Loan Agreement.

     The obligations of each Participant under the Promissory Note shall be unconditional and absolute and, notwithstanding the generality of the foregoing, shall not be released, discharged or otherwise affected by any change in the existence, or structure of the Company or an affiliate, or a Change of Control, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or an affiliate, or the assets thereof, or the market value of the IT Shares, or any resulting release or discharge of any obligation of the Company or an affiliate, or the existence of any claim, set-off or other rights which any Participant may have at any time against the Company or an affiliate, or any other person, whether in connection with the Program or with any unrelated matter.

     7.05 Acceleration of Purchase Loan Maturity

     (i)  Termination of Employment of a Participant.  In the event a
          ------------------------------------------
          Participant's employment is terminated for Cause during the Loan Period, the outstanding interest and principal payments under the Purchase Loan shall become immediately due and payable on the Termination Date. In the event a Participant terminates his or her employment with the Company and all affiliates voluntarily during the Loan Period, any outstanding interest and principal payments under the Purchase Loan shall become immediately due and payable on the Termination Date. In the event a Participant's employment is terminated involuntarily (other than for Cause) by the Company or an affiliate during the Loan Period, any outstanding interest and principal payments under the Purchase Loan shall become due and payable no later than seven (7) months following the Termination Date.

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                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

     (ii) Retirement of a Participant.  In the event a Participant's employment
          ---------------------------
          terminates on or after his or her Retirement Date during the Loan Period, any outstanding balance (including accrued and unpaid interest) on the Purchase Loan shall become due and payable no later than thirteen (13) months following the Retirement Date.

     (iii)  Death or Disability of a Participant.  In the event a Participant
            ------------------------------------
          dies or becomes Permanently Disabled during the Loan Period, any outstanding balance (including accrued and unpaid interest) on the Purchase Loan shall become due and payable no later than thirteen (13) months following the date of death or the Disability Date.

     7.06 Prepayment of the Purchase Loan

     At the election of the Participant, he or she shall have the right to voluntarily prepay, without penalty, all or any portion of the amount due under the Promissory Note, at any time during the Loan Period. All prepayments shall first be applied to accrued interest on the Purchase Loan and then to the principal balance due on the Purchase Loan.

     7.07 Event of Default

     The Participant's failure to pay when due any payment of interest or principal shall be deemed to be an event of default under the Promissory Note. Upon the occurrence of a default, the Participant shall pay all costs of collection, including but not limited to, reasonable attorney's fees, incurred by the Company or an affiliate, on account of any such collection, whether or not suit is filed hereon or on any instrument granting a security interest.

                                   ARTICLE 8

                             PROGRAM ADMINISTRATION

     An Administrative Committee consisting of one or more persons shall be designated by the Company. The Administrative Committee shall be responsible for overall administration of the Program, including recordkeeping and preparation of Purchase Loan documentation.

                                   ARTICLE 9

               CHANGES IN THE OWNERSHIP GUIDELINES OR THE PROGRAM

     Subject to any required shareholder approval, the Company or an affiliate shall have the right to interpret, change, amend, modify or terminate the Ownership Guidelines or the Program at any time, except that the Company or an affiliate may not without the consent of the Participants, take any action that would adversely affect the rights or the obligations of the Participants under the Program in any material respect.

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

                                   ARTICLE 10

                            MISCELLANEOUS PROVISIONS

     10.01  Not an ERISA Plan

     This Program is restricted to key management employees selected by the Board of Directors and is not intended to constitute a "qualified plan" for federal income tax purposes and is not subject to the Employee Retirement Income Security Act of 1974, as amended.

     10.02  Employment Not Guaranteed

     This Program is voluntary on the part of the Company or any affiliate, and the Program shall not be deemed to constitute an employment contract between the Company or any affiliate and any Participant, nor shall the adoption or existence of the Program or any provision contained in the Program be deemed to be a required condition of the employment of any Participant. Nothing contained in this Program shall be deemed to give any Participant the right to continued employment with the Company or any affiliate, and the Company or an affiliate may terminate any Participant at any time, in which case the Participant's rights arising under this Program shall be only those expressly provided under the terms of this Program.

     10.03  Applicable Law

     The Program and related documents including, without limitation, the Loan Agreement and Promissory Note, shall be governed by and construed and enforced in accordance and with the laws of the State of Delaware, without regard to the application of the conflicts of law provisions thereof.

     10.04  Notice

     All notices and other communications required or permitted to be given under the Program shall be in writing and shall be deemed to have been duly given if delivered personally or by inter-office mail as follows: (i) if to the Company, The IT Group, Inc., Mosside Boulevard, Monroeville, PA 15146-2792;
(ii) if to a Participant, to the last home or business address of the Participant known to the sender.

     10.05  Prohibition Against Assignment

     Except as otherwise expressly provided in this Program, the rights, interests and benefits of a Participant under this Program (a) may not be sold, assigned, transferred, pledged, hypothecated, gifted, bequeathed or otherwise disposed of to any other party by such Participant or any beneficiary, executor, administrator, heir, distributee or other person claiming under such Participant, and (b) shall not be subject to execution, attachment or similar process. Any attempted sale, assignment, transfer, pledge, hypothecation, gift, bequest or other disposition of

                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

such rights, interests or benefits contrary to the foregoing provisions of this Section shall be null and void and without effect.

    10.06 No Transfer of Interest.

     No provision of this Program shall be interpreted or construed (a) as transferring to any Participant or any other person or entity any direct or indirect ownership or other proprietary interest whatsoever in the Company or any affiliate or its stock or securities, or (b) as creating any partnership, joint venture or other joint business enterprise between any such person and the Company or any affiliate. The Company and each affiliate shall have and possess all title to and beneficial interest in, any and all funds or other property received by the Company or any affiliate in connection with the sale or other disposition of all or any portion of the Company's or any affiliate's assets and/or any funds or reserves maintained or held by the Company or any affiliate on account of any obligation as required under this Program, whether or not earmarked by the Company or any affiliate as a fund or reserve for such purpose; any such funds, other property or reserves shall be subject to the claims of the creditors of the Company or any affiliate, and the provisions of this Program are not intended to create, and shall not be interpreted as vesting in any Participant or other person, any right to or beneficial interest in any such funds, other property or reserves.

     10.07  Amendment or Termination of the Program.

     The Compensation Committee of the Board of Directors may amend this Program from time to time in any respect that it deems appropriate or desirable, and the Committee may terminate this Program at any time; provided, however, that any such amendment or termination may not, without the written consent of a Participant, eliminate, reduce or otherwise adversely affect the rights of such Participant with respect to Purchase Loans and Grants made prior to the act of such amendment or termination, or, if earlier, the effective date of such amendment or termination.

     10.08  Titles and Headings; Gender of Terms.

     Article and Section headings herein are for reference purposes only and shall not be deemed to be part of the substance of this Program or in any way to enlarge or limit the meaning or interpretation of any provision in this Program. Use in this Program of the masculine, feminine or neuter gender shall be deemed to include each of the omitted genders if the context so requires.

     10.09  Severability.

     In the event that any provision of this Program is found to be invalid or otherwise unenforceable by a court or other tribunal of competent jurisdiction, such invalidity or unenforceability shall not be construed as rendering any other provision contained herein invalid

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                               THE IT GROUP, INC.
                       EXECUTIVE STOCK OWNERSHIP PROGRAM
================================================================================

or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

     IN WITNESS WHEREOF, the Company has caused this Program to be executed by its duly authorized officer, effective as provided in Section 1.02 hereof.


                              THE IT GROUP, INC.,

                              a Delaware corporation


                              By:  /s/ Anthony J. DeLuca
                                  --------------------------------

                              Title:  President
                                     -----------------------------


                                       12